(TRANSOCEAN LOGO)

The information contained in this Monthly Fleet Update report (the "Information") is as of the date of the report only and is subject to change without notice to the recipient. Transocean Inc. assumes no duty to update any portion of the Information.

DISCLAIMER. NEITHER TRANSOCEAN INC. NOR ITS AFFILIATES MAKE ANY EXPRESS OR IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE) REGARDING THE INFORMATION CONTAINED IN THIS REPORT, WHICH INFORMATION IS PROVIDED "AS IS." Neither Transocean Inc. nor its affiliates will be liable to any recipient or anyone else for any inaccuracy, error or omission, regardless of cause, in the information set forth in this report or for any damages (whether direct or indirect, consequential, punitive or exemplary) resulting therefrom.

NO UNAUTHORIZED PUBLICATION OR USE. All information provided by Transocean Inc. in this report is given for the exclusive use of the recipient and may not be published, redistributed or retransmitted without the prior written consent of Transocean Inc.

CLIENT CONTRACT DURATION AND DAYRATES AND RISKS ASSOCIATED WITH OPERATIONS. The duration of the client contracts is the estimated duration only, and client contracts are subject to cancellation or suspension for a variety of reasons, including some beyond the control of Transocean Inc. Also, the dayrates set forth in the report are estimates based upon the full contractual operating dayrate. However, the actual average dayrate earned over the course of any given contract will be lower and could be substantially lower. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond the control of Transocean Inc.

Our client contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC's website at www.sec.gov.

NEW FLEET CLASSIFICATION. Transocean Inc. has created a new rig classification to its listing of semisubmersible rigs and drillships to better reflect the company's strategic focus on the ownership and operation of premium, high specification floating rigs. The new rig classification, "High Specification Fleet," is comprised of "5th Generation Deepwater," which refers to the latest generation of semisubmersible rigs and drillships possessing the latest technical drilling capabilities and the ability to operate in water depths in excess of 7,000 feet, "Other Deepwater," which refers to semisubmersible rigs and drillships that possess the ability to drill in water depths equal to or greater than 4,500 feet and "Other High Specification," comprised of four of the company's premium harsh environment rigs, the semisubmersibles Henry Goodrich, Paul B. Loyd, Jr., Transocean Arctic and Polar Pioneer. The previous category entitled "Mid-water Fleet" has been renamed "Other Floaters," which represents semisubmersible rigs and drillships that possess the ability to drill in water depths of up to 4,499 feet.

This report does not include contract status information for the fleet of TODCO, a publicly traded drilling company in which Transocean owns a majority interest.


                             Transocean Inc. Fleet

                Transocean Inc. (NYSE: RIG) Monthly Fleet Update

[TRANSOCEAN LOGO]
Updated : August 31, 2004
NEW CONTRACTS AND CONTRACT EXTENSIONS NOTED IN BOLD


DYNAMICALLY POSITIONED  *


                                       FLOATER                  YR. ENTERED         WATER         DRILLING
RIG TYPE/NAME                           TYPE                     SERVICE(1)     DEPTH (FT.)        DEPTH         LOCATION
-------------                         --------                --------------    -------------   ------------  ----------------

HIGH SPECIFICATION FLOATERS:
5TH GENERATION DEEPWATER (13)
-----------------------------------                           --------------    -------------   ------------  ----------------
Discoverer Deep Seas                    ship            *         2001             10,000         35,000           USGOM
-----------------------------------                           --------------    -------------   ------------  ----------------
Discoverer Enterprise                   ship            *         1999             10,000         35,000           USGOM
-----------------------------------                           --------------    -------------   ------------  ----------------
                                                                                                                   USGOM
-----------------------------------                           --------------    -------------   ------------  ----------------
Discoverer Spirit                       ship            *         2000             10,000         35,000           USGOM
-----------------------------------                           --------------    -------------   ------------  ----------------
Deepwater Discovery                     ship            *         2000             10,000         30,000          Nigeria
-----------------------------------                           --------------    -------------   ------------  ----------------
                                                                                                                  Nigeria
-----------------------------------                           --------------    -------------   ------------  ----------------
Deepwater Frontier                      ship            *         1999             10,000         30,000          Brazil
-----------------------------------                           --------------    -------------   ------------  ----------------
Deepwater Millennium                    ship            *         1999             10,000         30,000           USGOM
-----------------------------------                           --------------    -------------   ------------  ----------------
Deepwater Pathfinder                    ship            *         1998             10,000         30,000         E. Canada
-----------------------------------                           --------------    -------------   ------------  ----------------
Deepwater Expedition                    ship            *         1999             10,000         30,000          Brazil
-----------------------------------                           --------------    -------------   ------------  ----------------
Deepwater Horizon                       semi            *         2001             10,000         30,000           USGOM
-----------------------------------                           --------------    -------------   ------------  ----------------
                                                                                                                   USGOM
-----------------------------------                           --------------    -------------   ------------  ----------------
Cajun Express                           semi            *         2001             8,500          25,000           USGOM
-----------------------------------                           --------------    -------------   ------------  ----------------

-----------------------------------                           --------------    -------------   ------------  ----------------
                                                                                                                   USGOM
-----------------------------------                           --------------    -------------   ------------  ----------------

-----------------------------------                           --------------    -------------   ------------  ----------------
Deepwater Nautilus                      semi                      2000             8,000          30,000           USGOM
-----------------------------------                           --------------    -------------   ------------  ----------------
Sedco Energy                            semi            *         2001             7,500          25,000          Nigeria
-----------------------------------                           --------------    -------------   ------------  ----------------
Sedco Express                           semi            *         2001             7,500          25,000          Brazil
-----------------------------------                           --------------    -------------   ------------  ----------------
                                                                                                                  Brazil
-----------------------------------                           --------------    -------------   ------------  ----------------
                                                                                                                  Angola
-----------------------------------                           --------------    -------------   ------------  ----------------
Other Deepwater (15)
-----------------------------------                           --------------    -------------   ------------  ----------------
Deepwater Navigator                     ship            *         2000             7,200          25,000          Brazil
-----------------------------------                           --------------    -------------   ------------  ----------------
Discoverer 534                          ship            *       1975/1991          7,000          25,000           India
-----------------------------------                           --------------    -------------   ------------  ----------------
Discoverer Seven Seas                   ship            *       1976/1997          7,000          25,000           India
-----------------------------------                           --------------    -------------   ------------  ----------------
Transocean Marianas                     semi                      1998             7,000          25,000           USGOM
-----------------------------------                           --------------    -------------   ------------  ----------------
Sedco 707                               semi            *       1976/1997          6,500          25,000          Brazil
-----------------------------------                           --------------    -------------   ------------  ----------------
Jack Bates                              semi                    1986/1997          5,400          30,000          Enroute
-----------------------------------                           --------------    -------------   ------------  ----------------
                                                                                                                 Australia
-----------------------------------                           --------------    -------------   ------------  ----------------
                                                                                                                 Australia
-----------------------------------                           --------------    -------------   ------------  ----------------
Peregrine I                             ship            *         1996             5,280          25,000          Brazil
-----------------------------------                           --------------    -------------   ------------  ----------------
Sedco 709                               semi            *       1977/1999          5,000          25,000          Nigeria
-----------------------------------                           --------------    -------------   ------------  ----------------
                                                                                                                  Nigeria
-----------------------------------                           --------------    -------------   ------------  ----------------
M.G. Hulme, Jr.                         semi                    1983/1996          5,000          25,000          Nigeria
-----------------------------------                           --------------    -------------   ------------  ----------------
Transocean Richardson                   semi                      1988             5,000          25,000        Ivory Coast
-----------------------------------                           --------------    -------------   ------------  ----------------
Jim Cunningham                          semi                    1982/1995          4,600          25,000           Egypt
-----------------------------------                           --------------    -------------   ------------  ----------------
Sedco 710                               semi            *         1983             4,500          25,000          Brazil
-----------------------------------                           --------------    -------------   ------------  ----------------
Transocean Rather                       semi                      1988             4,500          25,000          Angola
-----------------------------------                           --------------    -------------   ------------  ----------------
Transocean Leader                       semi                    1987/1997          4,500          25,000          Norway
-----------------------------------                           --------------    -------------   ------------  ----------------
                                                                                                                  Norway
-----------------------------------                           --------------    -------------   ------------  ----------------
Sovereign Explorer                      semi                      1984             4,500          25,000          Enroute
-----------------------------------                           --------------    -------------   ------------  ----------------
                                                                                                                 Trinidad
-----------------------------------                           --------------    -------------   ------------  ----------------
                                                                                                                 Venezuela
-----------------------------------                           --------------    -------------   ------------  ----------------
                                                                                                                 Trinidad
-----------------------------------                           --------------    -------------   ------------  ----------------
Other High Specification (4)
-----------------------------------                           --------------    -------------   ------------  ----------------
Henry Goodrich                          semi                      1985             2,000          30,000         E. Canada
-----------------------------------                           --------------    -------------   ------------  ----------------
Paul B. Loyd, Jr.                       semi                      1987             2,000          25,000           UKNS
-----------------------------------                           --------------    -------------   ------------  ----------------
                                                                                                                   UKNS
-----------------------------------                           --------------    -------------   ------------  ----------------
Transocean Arctic                       semi                      1986             1,650          25,000            NNS
-----------------------------------                           --------------    -------------   ------------  ----------------
                                                                                                                    NNS
-----------------------------------                           --------------    -------------   ------------  ----------------
Polar Pioneer                           semi                      1985             1,500          25,000            NNS
-----------------------------------                           --------------    -------------   ------------  ----------------

-----------------------------------                           --------------    -------------   ------------  ----------------
                                                                                                                    NNS
-----------------------------------                           --------------    -------------   ------------  ----------------
                                                                                                                    NNS
-----------------------------------                           --------------    -------------   ------------  ----------------


                                                               CURRENT
                                                            CONTRACT START                      ESTIMATED
RIG TYPE/NAME                                CLIENT           /IDLE DATE                       EXPIRATION(2)
-------------                          -------------------  --------------  -----------------------------------------

HIGH SPECIFICATION FLOATERS:
5TH GENERATION DEEPWATER (13)
-----------------------------------    -------------------  -------------   -----------------------------------------
Discoverer Deep Seas                     ChevronTexaco            Jan-01                                      Jan-06
-----------------------------------    -------------------  -------------   -----------------------------------------
Discoverer Enterprise                          BP                 Dec-99                                      Dec-04
-----------------------------------    -------------------  -------------   -----------------------------------------
                                               BP                 Dec-04                                      Dec-07
-----------------------------------    -------------------  -------------   -----------------------------------------
Discoverer Spirit                            Unocal               Sep-00                                      Sep-05
-----------------------------------    -------------------  -------------   -----------------------------------------
Deepwater Discovery                      ChevronTexaco            Jul-04                                      Oct-04
-----------------------------------    -------------------  -------------   -----------------------------------------
                                           ExxonMobil             Oct-04                                      Nov-04
-----------------------------------    -------------------  -------------   -----------------------------------------
Deepwater Frontier                         Petrobras              Mar-04                                      Jan-06
-----------------------------------    -------------------  -------------   -----------------------------------------
Deepwater Millennium                       Kerr-McGee             Jul-04                                      Sep-04
-----------------------------------    -------------------  -------------   -----------------------------------------
Deepwater Pathfinder                        Marathon              Jun-04                                      Sep-04
-----------------------------------    -------------------  -------------   -----------------------------------------
Deepwater Expedition                       Petrobras              Oct-99                                      Sep-05
-----------------------------------    -------------------  -------------   -----------------------------------------
Deepwater Horizon                              BP                 Sep-01                                      Sep-04
-----------------------------------    -------------------  -------------   -----------------------------------------
                                               BP                 Sep-04                                      Sep-05
-----------------------------------    -------------------  -------------   -----------------------------------------
Cajun Express                            ChevronTexaco            Jul-04                                      Sep-04
-----------------------------------    -------------------  -------------   -----------------------------------------
                                            DOMINION              SEP-04                                      NOV-04
-----------------------------------    -------------------  -------------   -----------------------------------------
                                            Dominion              Nov-04                                      Dec-04
-----------------------------------    -------------------  -------------   -----------------------------------------
                                            Dominion              Dec-04                                      May-05
-----------------------------------    -------------------  -------------   -----------------------------------------
Deepwater Nautilus                           Shell                Jun-00                                      Jun-05
-----------------------------------    -------------------  -------------   -----------------------------------------
Sedco Energy                             ChevronTexaco            May-03                                      Oct-04
-----------------------------------    -------------------  -------------   -----------------------------------------
Sedco Express                              Petrobras              Jan-03                                      Sep-04
-----------------------------------    -------------------  -------------   -----------------------------------------
                                                                  Jan-05      90 day shipyard program / mobilization
-----------------------------------    -------------------  -------------   -----------------------------------------
                                               BP                 APR-05                                      APR-08
-----------------------------------    -------------------  -------------   -----------------------------------------
Other Deepwater (15)
-----------------------------------    -------------------  -------------   -----------------------------------------
Deepwater Navigator                        Petrobras              Jul-03                                      Sep-04
-----------------------------------    -------------------  -------------   -----------------------------------------
Discoverer 534                              Reliance              Dec-03                                      Sep-04
-----------------------------------    -------------------  -------------   -----------------------------------------
Discoverer Seven Seas                         ONGC                Feb-04                                      Feb-07
-----------------------------------    -------------------  -------------   -----------------------------------------
Transocean Marianas                          Nexen                Aug-04                                      Nov-04
-----------------------------------    -------------------  -------------   -----------------------------------------
Sedco 707                                  Petrobras              Feb-04                                      Nov-05
-----------------------------------    -------------------  -------------   -----------------------------------------
Jack Bates                                                        Aug-04
-----------------------------------    -------------------  -------------   -----------------------------------------
                                             Santos               Oct-04                                      Nov-04
-----------------------------------    -------------------  -------------   -----------------------------------------
                                            Woodside              Dec-04                                      Oct-05
-----------------------------------    -------------------  -------------   -----------------------------------------
Peregrine I                                                       Apr-04                                        idle
-----------------------------------    -------------------  -------------   -----------------------------------------
Sedco 709                                    Shell                Jul-04                                      Sep-04
-----------------------------------    -------------------  -------------   -----------------------------------------
                                                                  Sep-04             28 day planned shipyard program
-----------------------------------    -------------------  -------------   -----------------------------------------
M.G. Hulme, Jr.                              Total                Aug-04                                      Sep-04
-----------------------------------    -------------------  -------------   -----------------------------------------
Transocean Richardson                         CNR                 Oct-03                                      Oct-05
-----------------------------------    -------------------  -------------   -----------------------------------------
Jim Cunningham                            BRITISH GAS             AUG-04                                      NOV-04
-----------------------------------    -------------------  -------------   -----------------------------------------
Sedco 710                                  Petrobras              Oct-01                                      Oct-06
-----------------------------------    -------------------  -------------   -----------------------------------------
Transocean Rather                                                 Aug-04                                        idle
-----------------------------------    -------------------  -------------   -----------------------------------------
Transocean Leader                                                 Jul-04        operations disrupted by labor strike
-----------------------------------    -------------------  -------------   -----------------------------------------
                                            Statoil               Jul-04                                      Sep-05
-----------------------------------    -------------------  -------------   -----------------------------------------
Sovereign Explorer                                                Aug-04
-----------------------------------    -------------------  -------------   -------------------------------------------
                                          British Gas             Sep-04                                      Oct-04
-----------------------------------    -------------------  -------------   -------------------------------------------
                                            Statoil               Nov-04                                      Feb-05
-----------------------------------    -------------------  -------------   -------------------------------------------
                                          British Gas             Feb-05                                      Aug-05
-----------------------------------    -------------------  -------------   -------------------------------------------
Other High Specification (4)
-----------------------------------    -------------------  -------------   -----------------------------------------
Henry Goodrich                             Terra Nova             Feb-04                                      Feb-05
-----------------------------------    -------------------  -------------   -----------------------------------------
Paul B. Loyd, Jr.                              BP                 Mar-04                                      Mar-05
-----------------------------------    -------------------  -------------   -----------------------------------------
                                               BP                 Mar-05                                      Mar-07
-----------------------------------    -------------------  -------------   -----------------------------------------
Transocean Arctic                                                 Aug-04
-----------------------------------    -------------------  -------------   -----------------------------------------
                                            Statoil               Aug-04                                      Mar-06
-----------------------------------    -------------------  -------------   -----------------------------------------
Polar Pioneer                                                     Jul-04        operations disrupted by labor strike
-----------------------------------    -------------------  -------------   -----------------------------------------
                                          Norsk Hydro             Jan-04                                      Oct-04
-----------------------------------    -------------------  -------------   -----------------------------------------
                                                                  Aug-04             21-day planned shipyard program
-----------------------------------    -------------------  -------------   -----------------------------------------
                                            Statoil               Oct-04                                      May-06
-----------------------------------    -------------------  -------------   -----------------------------------------




                                            CURRENT           PREVIOUS
                                            CONTRACT          CONTRACT
RIG TYPE/NAME                              DAYRATE(3)        DAYRATE(3)
-------------                           --------------    --------------

HIGH SPECIFICATION FLOATERS:
5TH GENERATION DEEPWATER (13)
----------------------------------      --------------    --------------
Discoverer Deep Seas                         $205,000               N/A
----------------------------------      --------------    --------------
Discoverer Enterprise                        $198,600               N/A
----------------------------------      --------------    --------------
                                             $182,500          $198,600
----------------------------------      --------------    --------------
Discoverer Spirit                            $204,000               N/A
----------------------------------      --------------    --------------
Deepwater Discovery                          $165,000          $165,000
----------------------------------      --------------    --------------
                                             $170,000          $165,000
----------------------------------      --------------    --------------
Deepwater Frontier                           $145,000          $158,000
----------------------------------      --------------    --------------
Deepwater Millennium                         $195,000          $130,000
----------------------------------      --------------    --------------
Deepwater Pathfinder                         $157,300          $135,000
----------------------------------      --------------    --------------
Deepwater Expedition                         $135,000               N/A
----------------------------------      --------------    --------------
Deepwater Horizon                            $200,000               N/A
----------------------------------      --------------    --------------
                                             $165,000          $200,000
----------------------------------      --------------    --------------
Cajun Express                                $150,000           $90,000
----------------------------------      --------------    --------------
                                             $155,000          $150,000
----------------------------------      --------------    --------------
                                             $125,000          $155,000
----------------------------------      --------------    --------------
                                             $140,000          $125,000
----------------------------------      --------------    --------------
Deepwater Nautilus                           $201,800               N/A
----------------------------------      --------------    --------------
Sedco Energy                                 $186,400          $181,400
----------------------------------      --------------    --------------
Sedco Express                                $125,000          $110,000
----------------------------------      --------------    --------------

----------------------------------      --------------    --------------
                                             $165,000          $125,000
----------------------------------      --------------    --------------
Other Deepwater (15)
----------------------------------      --------------    --------------
Deepwater Navigator                           $94,300           $99,300
----------------------------------      --------------    --------------
Discoverer 534                               $110,000          $110,000
----------------------------------      --------------    --------------
Discoverer Seven Seas                        $125,000          $125,000
----------------------------------      --------------    --------------
Transocean Marianas                           $90,000           $85,000
----------------------------------      --------------    --------------
Sedco 707                                    $100,000          $100,000
----------------------------------      --------------    --------------
Jack Bates                                                     $125,000
----------------------------------      --------------    --------------
                                             $125,000          $125,000
----------------------------------      --------------    --------------
                                              $89,000          $125,000
----------------------------------      --------------    --------------
Peregrine I                                                     $70,000
----------------------------------      --------------    --------------
Sedco 709                                    $150,000          $150,000
----------------------------------      --------------    --------------

----------------------------------      --------------    --------------
M.G. Hulme, Jr.                               $85,000          $125,000
----------------------------------      --------------    --------------
Transocean Richardson                         $85,000           $45,000
----------------------------------      --------------    --------------
Jim Cunningham                                $65,000           $67,500
----------------------------------      --------------    --------------
Sedco 710                                    $109,500           $71,000
----------------------------------      --------------    --------------
Transocean Rather                                               $95,000
----------------------------------      --------------    --------------
Transocean Leader
----------------------------------      --------------    --------------
                                             $173,500          $107,500
----------------------------------      --------------    --------------
Sovereign Explorer                                              $85,000
----------------------------------   -----------------    --------------
                                              $65,000           $85,000
----------------------------------   -----------------    --------------
                                              $65,000           $65,000
----------------------------------   -----------------    --------------
                                              $65,000           $65,000
----------------------------------   -----------------    --------------
Other High Specification (4)
----------------------------------      --------------    --------------
Henry Goodrich                               $106,600          $116,600
----------------------------------      --------------    --------------
Paul B. Loyd, Jr.                            $120,000          $107,500
----------------------------------      --------------    --------------
                                             $144,000          $120,000
----------------------------------      --------------    --------------
Transocean Arctic                                              $200,000
----------------------------------      --------------    --------------
                                             $168,000          $200,000
----------------------------------      --------------    --------------
Polar Pioneer
----------------------------------      --------------    --------------
                                             $110,200          $106,400
----------------------------------      --------------    --------------

----------------------------------      --------------    --------------
                                             $170,000          $110,200
----------------------------------      --------------    --------------





                          Transocean Inc. Fleet                          Page 2

                Transocean Inc. (NYSE: RIG) Monthly Fleet Update

[TRANSOCEAN LOGO]
Updated : August 31, 2004
NEW CONTRACTS AND CONTRACT EXTENSIONS NOTED IN BOLD

DYNAMICALLY POSITIONED  *


                                      FLOATER                  YR. ENTERED         WATER         DRILLING
RIG TYPE/NAME                          TYPE                     SERVICE(1)     DEPTH (FT.)        DEPTH         LOCATION
-------------                     ---------------            --------------    -------------   ------------  ----------------

Other Floaters (25)
----------------------------------                           --------------    -------------   ------------  ----------------
Peregrine III                          ship            *         1976             4,200          25,000           USGOM
----------------------------------                           --------------    -------------   ------------  ----------------
Sedco 700                              semi                    1973/1997          3,600          25,000         E. Guinea
----------------------------------                           --------------    -------------   ------------  ----------------
Transocean Legend                      semi                      1983             3,500          25,000          Brazil
----------------------------------                           --------------    -------------   ------------  ----------------
Transocean Amirante                    semi                    1978/1997          3,500          25,000           USGOM
----------------------------------                           --------------    -------------   ------------  ----------------
C. Kirk Rhein, Jr.                     semi                    1976/1997          3,300          25,000           USGOM
----------------------------------                           --------------    -------------   ------------  ----------------
Transocean Driller                     semi                      1991             3,000          25,000          Brazil
----------------------------------                           --------------    -------------   ------------  ----------------
                                                                                                                 Brazill
----------------------------------                           --------------    -------------   ------------  ----------------
Falcon 100                             semi                    1974/1999          2,400          25,000           USGOM
----------------------------------                           --------------    -------------   ------------  ----------------
Sedco 703                              semi                    1973/1995          2,000          25,000         Australia
----------------------------------                           --------------    -------------   ------------  ----------------
                                                                                                                Australia
----------------------------------                           --------------    -------------   ------------  ----------------
                                                                                                                Australia
----------------------------------                           --------------    -------------   ------------  ----------------
                                                                                                                Australia
----------------------------------                           --------------    -------------   ------------  ----------------
                                                                                                                Australia
----------------------------------                           --------------    -------------   ------------  ----------------
Sedco 711                              semi                      1982             1,800          25,000           UKNS
----------------------------------                           --------------    -------------   ------------  ----------------
Transocean John Shaw                   semi                      1982             1,800          25,000           UKNS
----------------------------------                           --------------    -------------   ------------  ----------------
                                                                                                                  UKNS
----------------------------------                           --------------    -------------   ------------  ----------------
Sedco 712                              semi                      1983             1,600          25,000           UKNS
----------------------------------                           --------------    -------------   ------------  ----------------
Sedco 714                              semi                    1983/1997          1,600          25,000           UKNS
----------------------------------                           --------------    -------------   ------------  ----------------
                                                                                                                  UKNS
----------------------------------                           --------------    -------------   ------------  ----------------
Actinia                                semi                      1982             1,500          25,000          Enroute
----------------------------------                           --------------    -------------   ------------  ----------------
Sedco 600                              semi                      1983             1,500          25,000          Russia
----------------------------------                           --------------    -------------   ------------  ----------------
Sedco 601                              semi                      1983             1,500          25,000         Indonesia
----------------------------------                           --------------    -------------   ------------  ----------------
                                                                                                                Indonesia
----------------------------------                           --------------    -------------   ------------  ----------------
                                                                                                                Indonesia
----------------------------------                           --------------    -------------   ------------  ----------------
Sedneth 701                            semi                    1972/1993          1,500          25,000          Angola
----------------------------------                           --------------    -------------   ------------  ----------------
                                                                                                                 Angola
----------------------------------                           --------------    -------------   ------------  ----------------
Sedco 702                              semi                    1973/1992          1,500          25,000         Australia
----------------------------------                           --------------    -------------   ------------  ----------------
Transocean Winner                      semi                      1983             1,500          25,000            NNS
----------------------------------                           --------------    -------------   ------------  ----------------
Transocean Searcher                    semi                    1983/1988          1,500          25,000            NNS
----------------------------------                           --------------    -------------   ------------  ----------------
                                                                                                                   NNS
----------------------------------                           --------------    -------------   ------------  ----------------
Transocean Prospect                    semi                    1983/1992          1,500          25,000           UKNS
----------------------------------                           --------------    -------------   ------------  ----------------
Transocean Wildcat                     semi                    1977/1985          1,300          25,000           UKNS
----------------------------------                           --------------    -------------   ------------  ----------------
Transocean Explorer                    semi                      1976             1,250          25,000           UKNS
----------------------------------                           --------------    -------------   ------------  ----------------
J.W. McLean                            semi                    1974/1996          1,250          25,000           UKNS
----------------------------------                           --------------    -------------   ------------  ----------------
Sedco 704                              semi                    1974/1993          1,000          25,000           UKNS
----------------------------------                           --------------    -------------   ------------  ----------------
                                                                                                                  UKNS
----------------------------------                           --------------    -------------   ------------  ----------------

----------------------------------                           --------------    -------------   ------------  ----------------

----------------------------------                           --------------    -------------   ------------  ----------------

----------------------------------                           --------------    -------------   ------------  ----------------
Sedco 706                              semi                    1976/1994          1,000          25,000           UKNS
----------------------------------                           --------------    -------------   ------------  ----------------



                                                               CURRENT
                                                            CONTRACT START                      ESTIMATED
RIG TYPE/NAME                                CLIENT           /IDLE DATE                       EXPIRATION(2)
-------------                          -------------------  --------------  -----------------------------------------

Other Floaters (25)
----------------------------------     -------------------  -------------   -----------------------------------------
Peregrine III                                                                                                   idle
----------------------------------     -------------------  -------------   -----------------------------------------
Sedco 700                                   A. Hess               Oct-03                                      Dec-04
----------------------------------     -------------------  -------------   -----------------------------------------
Transocean Legend                                                 May-04                                        idle
----------------------------------     -------------------  -------------   -----------------------------------------
Transocean Amirante                                               Feb-02                                        idle
----------------------------------     -------------------  -------------   -----------------------------------------
C. Kirk Rhein, Jr.                                                Mar-02                                        idle
----------------------------------     -------------------  -------------   -----------------------------------------
Transocean Driller                         Petrobras              Apr-04                                      Sep-04
----------------------------------     -------------------  -------------   -----------------------------------------
                                           PETROBRAS              SEP-04                                      JUL-06
----------------------------------     -------------------  -------------   -----------------------------------------
Falcon 100                                                        Sep-03                                        idle
----------------------------------     -------------------  -------------   -----------------------------------------
Sedco 703                                   Woodside              Aug-04                                      Sep-04
----------------------------------     -------------------  -------------   -----------------------------------------
                                             Antrim               Sep-04                                      Oct-04
----------------------------------     -------------------  -------------   -----------------------------------------
                                             Apache               Oct-04                                      Nov-04
----------------------------------     -------------------  -------------   -----------------------------------------
                                              BHPB                Nov-04                                      Dec-04
----------------------------------     -------------------  -------------   -----------------------------------------
                                              ENI                 DEC-04                                      MAR-05
----------------------------------     -------------------  -------------   -----------------------------------------
Sedco 711                                    Shell                Apr-04                                      Dec-04
----------------------------------     -------------------  -------------   -----------------------------------------
Transocean John Shaw                                              Aug-04                                        idle
----------------------------------     -------------------  -------------   -----------------------------------------
                                            OILEXCO               SEP-04                                      NOV-04
----------------------------------     -------------------  -------------   -----------------------------------------
Sedco 712                                                         Nov-03                                        idle
----------------------------------     -------------------  -------------   -----------------------------------------
Sedco 714                                 British Gas             Jun-04                                      Sep-04
----------------------------------     -------------------  -------------   -----------------------------------------
                                          British Gas             Oct-04                                      Dec-04
----------------------------------     -------------------  -------------   -----------------------------------------
Actinia                                                                                        mobilization to India
----------------------------------     -------------------  -------------   -----------------------------------------
Sedco 600                                      BP                 Jul-04                                      Sep-04
----------------------------------     -------------------  -------------   -----------------------------------------
Sedco 601                                    Santos               Jul-04                                      Oct-04
----------------------------------     -------------------  -------------   -----------------------------------------
                                             Santos               Oct-04                                      Oct-04
----------------------------------     -------------------  -------------   -----------------------------------------
                                             Unocal               Oct-04                                      Dec-04
----------------------------------     -------------------  -------------   -----------------------------------------
Sedneth 701                              ChevronTexaco            Nov-03                                      Oct-04
----------------------------------     -------------------  -------------   -----------------------------------------
                                             TOTAL                NOV-04                                      DEC-04
----------------------------------     -------------------  -------------   -----------------------------------------
Sedco 702                                                         Apr-03                                        idle
----------------------------------     -------------------  -------------   -----------------------------------------
Transocean Winner                                                 Aug-02                                        idle
----------------------------------     -------------------  -------------   -----------------------------------------
Transocean Searcher                                               Jul-04        operations disrupted by labor strike
----------------------------------     -------------------  -------------   -----------------------------------------
                                            Statoil               Aug-04                                      Apr-05
----------------------------------     -------------------  -------------   -----------------------------------------
Transocean Prospect                                               Oct-02                                        idle
----------------------------------     -------------------  -------------   -----------------------------------------
Transocean Wildcat                                                Oct-01                                        idle
----------------------------------     -------------------  -------------   -----------------------------------------
Transocean Explorer                                               Jan-99                                        idle
----------------------------------     -------------------  -------------   -----------------------------------------
J.W. McLean                              ConocoPhillips           Aug-04                                      Nov-05
----------------------------------     -------------------  -------------   -----------------------------------------
Sedco 704                                ChevronTexaco            May-04                                      Sep-04
----------------------------------     -------------------  -------------   -----------------------------------------
                                            Venture               Sep-04                                      Oct-04
----------------------------------     -------------------  -------------   -----------------------------------------
                                            Venture               Nov-04                                      Nov-04
----------------------------------     -------------------  -------------   -----------------------------------------
                                            Venture               Dec-04                                      Jan-05
----------------------------------     -------------------  -------------   -----------------------------------------
                                            VENTURE               JAN-05                                      MAR-05
----------------------------------     -------------------  -------------   -----------------------------------------
Sedco 706                                                         Sep-03                                        idle
----------------------------------     -------------------  -------------   -----------------------------------------



                                           CURRENT           PREVIOUS
                                           CONTRACT          CONTRACT
RIG TYPE/NAME                             DAYRATE(3)        DAYRATE(3)
-------------                          --------------    --------------

Other Floaters (25)
----------------------------------     --------------    --------------
Peregrine III                                                      N/A
----------------------------------     --------------    --------------
Sedco 700                                    $84,000           $84,000
----------------------------------     --------------    --------------
Transocean Legend                                              $55,000
----------------------------------     --------------    --------------
Transocean Amirante                                            $50,000
----------------------------------     --------------    --------------
C. Kirk Rhein, Jr.                                             $63,500
----------------------------------     --------------    --------------
Transocean Driller                           $52,000           $55,000
----------------------------------     --------------    --------------
                                             $53,000           $52,000
----------------------------------     --------------    --------------
Falcon 100                                                     $42,500
----------------------------------     --------------    --------------
Sedco 703                                    $77,000           $72,500
----------------------------------     --------------    --------------
                                             $77,000           $77,000
----------------------------------     --------------    --------------
                                             $73,700           $77,000
----------------------------------     --------------    --------------
                                             $75,000           $73,700
----------------------------------     --------------    --------------
                                             $75,000           $75,000
----------------------------------     --------------    --------------
Sedco 711                                    $45,100           $43,000
----------------------------------     --------------    --------------
Transocean John Shaw                                           $45,000
----------------------------------     --------------    --------------
                                             $60,000           $45,000
----------------------------------     --------------    --------------
Sedco 712                                                      $47,700
----------------------------------     --------------    --------------
Sedco 714                                    $55,000           $44,500
----------------------------------     --------------    --------------
                                             $45,000           $55,000
----------------------------------     --------------    --------------
Actinia                                                        $44,000
----------------------------------     --------------    --------------
Sedco 600                                    $60,000           $52,000
----------------------------------     --------------    --------------
Sedco 601                                    $56,000           $75,000
----------------------------------     --------------    --------------
                                             $66,000           $56,000
----------------------------------     --------------    --------------
                                             $66,000           $56,000
----------------------------------     --------------    --------------
Sedneth 701                                  $63,000           $55,000
----------------------------------     --------------    --------------
                                             $63,000           $63,000
----------------------------------     --------------    --------------
Sedco 702                                                      $80,000
----------------------------------     --------------    --------------
Transocean Winner                                             $120,000
----------------------------------     --------------    --------------
Transocean Searcher
----------------------------------     --------------    --------------
                                            $120,000          $103,800
----------------------------------     --------------    --------------
Transocean Prospect                                            $98,000
----------------------------------     --------------    --------------
Transocean Wildcat                                             $85,000
----------------------------------     --------------    --------------
Transocean Explorer                                           $145,000
----------------------------------     --------------    --------------
J.W. McLean                                  $51,000           $60,000
----------------------------------     --------------    --------------
Sedco 704                                    $55,000           $45,000
----------------------------------     --------------    --------------
                                             $52,000           $55,000
----------------------------------     --------------    --------------
                                             $47,000           $52,000
----------------------------------     --------------    --------------
                                             $45,000           $47,000
----------------------------------     --------------    --------------
                                             $63,500           $45,000
----------------------------------     --------------    --------------
Sedco 706                                                      $57,000
----------------------------------     --------------    --------------



                          Transocean Inc. Fleet                          Page 3

                Transocean Inc. (NYSE: RIG) Monthly Fleet Update

[TRANSOCEAN LOGO]
Updated : August 31, 2004
NEW CONTRACTS AND CONTRACT EXTENSIONS NOTED IN BOLD

DYNAMICALLY POSITIONED  *


                                      FLOATER                  YR. ENTERED         WATER         DRILLING
RIG TYPE/NAME                          TYPE                     SERVICE(1)     DEPTH (FT.)        DEPTH         LOCATION
-------------                         -------                --------------    -------------   ------------  ----------------

Jackups (26)
----------------------------------                           --------------    -------------   ------------  ----------------
Interocean III                                                 1978/1993           300           25,000           Egypt
----------------------------------                           --------------    -------------   ------------  ----------------
Shelf Explorer                                                   1982              300           20,000         E. Guinea
----------------------------------                           --------------    -------------   ------------  ----------------

----------------------------------                           --------------    -------------   ------------  ----------------
Transocean Comet                                                 1980              250           20,000           Egypt
----------------------------------                           --------------    -------------   ------------  ----------------
Transocean Mercury                                             1969/1998           250           20,000           Egypt
----------------------------------                           --------------    -------------   ------------  ----------------
Transocean Nordic                                                1984              300           25,000           India
----------------------------------                           --------------    -------------   ------------  ----------------
Trident II                                                     1977/1985           300           25,000           India
----------------------------------                           --------------    -------------   ------------  ----------------
Trident IV                                                     1980/1999           300           25,000           Italy
----------------------------------                           --------------    -------------   ------------  ----------------
Trident VI                                                       1981              220           21,000         Cameroon
----------------------------------                           --------------    -------------   ------------  ----------------

----------------------------------                           --------------    -------------   ------------  ----------------
Trident VIII                                                     1982              300           21,000          Cabinda
----------------------------------                           --------------    -------------   ------------  ----------------
Trident IX                                                       1982              400           20,000          Vietnam
----------------------------------                           --------------    -------------   ------------  ----------------
Trident XII                                                    1982/1992           300           25,000           India
----------------------------------                           --------------    -------------   ------------  ----------------
Trident XIV                                                    1982/1994           300           20,000          Cabinda
----------------------------------                           --------------    -------------   ------------  ----------------
Trident 15                                                       1982              300           25,000         Thailand
----------------------------------                           --------------    -------------   ------------  ----------------
Trident 16                                                       1982              300           25,000          Vietnam
----------------------------------                           --------------    -------------   ------------  ----------------
                                                                                                                Thailand
----------------------------------                           --------------    -------------   ------------  ----------------
                                                                                                                Cambodia
----------------------------------                           --------------    -------------   ------------  ----------------
                                                                                                                Thailand
----------------------------------                           --------------    -------------   ------------  ----------------
Trident 17                                                       1983              355           25,000          Vietnam
----------------------------------                           --------------    -------------   ------------  ----------------
Trident 20                                                       2000              350           25,000          Caspian
----------------------------------                           --------------    -------------   ------------  ----------------
                                                                                                                 Caspian
----------------------------------                           --------------    -------------   ------------  ----------------
Ron Tappmeyer                                                    1978              300           25,000           India
----------------------------------                           --------------    -------------   ------------  ----------------
Randolph Yost                                                    1979              300           25,000           India
----------------------------------                           --------------    -------------   ------------  ----------------
D.R. Stewart                                                     1980              300           25,000           Italy
----------------------------------                           --------------    -------------   ------------  ----------------
G.H. Galloway                                                    1984              300           25,000           Italy
----------------------------------                           --------------    -------------   ------------  ----------------
Harvey H. Ward                                                   1981              300           25,000         Malaysia
----------------------------------                           --------------    -------------   ------------  ----------------
Roger W. Mowell                                                  1982              300           25,000         Malaysia
----------------------------------                           --------------    -------------   ------------  ----------------
                                                                                                                Malaysia
----------------------------------                           --------------    -------------   ------------  ----------------
J.T. Angel                                                       1982              300           25,000           India
----------------------------------                           --------------    -------------   ------------  ----------------

----------------------------------                           --------------    -------------   ------------  ----------------
F.G. McClintock                                                  1975              300           25,000           India
----------------------------------                           --------------    -------------   ------------  ----------------
C.E. Thornton                                                    1974              300           25,000           India
----------------------------------                           --------------    -------------   ------------  ----------------
Jupiter                                                        1981/1997           170           16,000            UAE
----------------------------------                           --------------    -------------   ------------  ----------------


                                                               CURRENT
                                                            CONTRACT START                      ESTIMATED
RIG TYPE/NAME                                CLIENT           /IDLE DATE                       EXPIRATION(2)
-------------                          -------------------  --------------  -----------------------------------------

Jackups (26)
----------------------------------     -------------------  -------------   -----------------------------------------
Interocean III                                GPC                 May-03                                      Oct-04
----------------------------------     -------------------  -------------   -----------------------------------------
Shelf Explorer                                                    Aug-04                                        idle
----------------------------------     -------------------  -------------   -----------------------------------------
                                                                  Oct-04             planned mobilization to SE Asia
----------------------------------     -------------------  -------------   -----------------------------------------
Transocean Comet                             GUPCO                Oct-03                                      Oct-05
----------------------------------     -------------------  -------------   -----------------------------------------
Transocean Mercury                           GUPCO                Dec-03                                      Oct-04
----------------------------------     -------------------  -------------   -----------------------------------------
Transocean Nordic                           RELIANCE              FEB-04                                      JAN-05
----------------------------------     -------------------  -------------   -----------------------------------------
Trident II                                    ONGC                May-03                                      May-06
----------------------------------     -------------------  -------------   -----------------------------------------
Trident IV                                    ENI                 Aug-04                                      Jul-05
----------------------------------     -------------------  -------------   -----------------------------------------
Trident VI                                                        Jan-04                                        idle
----------------------------------     -------------------  -------------   -----------------------------------------
                                                                  Sep-04             planned mobilization to SE Asia
----------------------------------     -------------------  -------------   -----------------------------------------
Trident VIII                             ChevronTexaco            Jul-04                                      Dec-04
----------------------------------     -------------------  -------------   -----------------------------------------
Trident IX                                    JVPC                Aug-04                                      Aug-05
----------------------------------     -------------------  -------------   -----------------------------------------
Trident XII                                   ONGC                Nov-03                                      Nov-06
----------------------------------     -------------------  -------------   -----------------------------------------
Trident XIV                              ChevronTexaco            May-04                                      Apr-05
----------------------------------     -------------------  -------------   -----------------------------------------
Trident 15                                   Unocal               Feb-03                                      Feb-05
----------------------------------     -------------------  -------------   -----------------------------------------
Trident 16                                 TRUONGSON              JUL-04                                      OCT-04
----------------------------------     -------------------  -------------   -----------------------------------------
                                         ChevronTexaco            Oct-04                                      Dec-04
----------------------------------     -------------------  -------------   -----------------------------------------
                                         CHEVRONTEXACO            DEC-04                                      FEB-05
----------------------------------     -------------------  -------------   -----------------------------------------
                                         CHEVRONTEXACO            FEB-05                                      MAR-05
----------------------------------     -------------------  -------------   -----------------------------------------
Trident 17                                  Petronas              May-04                                      Feb-06
----------------------------------     -------------------  -------------   -----------------------------------------
Trident 20                                                        Jul-04          Contract suspended pending repairs
----------------------------------     -------------------  -------------   -----------------------------------------
                                            Petronas              Nov-04                                      Apr-05
----------------------------------     -------------------  -------------   -----------------------------------------
Ron Tappmeyer                                 ONGC                Nov-03                                      Nov-06
----------------------------------     -------------------  -------------   -----------------------------------------
Randolph Yost                                 ONGC                Nov-03                                      Nov-06
----------------------------------     -------------------  -------------   -----------------------------------------
D.R. Stewart                                  ENI                 Mar-03                                      Mar-05
----------------------------------     -------------------  -------------   -----------------------------------------
G.H. Galloway                                 ENI                 Jul-04                                      Jul-05
----------------------------------     -------------------  -------------   -----------------------------------------
Harvey H. Ward                              Talisman              Jul-04                                      Jul-05
----------------------------------     -------------------  -------------   -----------------------------------------
Roger W. Mowell                             Talisman              Dec-02                                      Nov-04
----------------------------------     -------------------  -------------   -----------------------------------------
                                            Talisman              Nov-04                                      Nov-05
----------------------------------     -------------------  -------------   -----------------------------------------
J.T. Angel                                                        Jul-04                                        idle
----------------------------------     -------------------  -------------   -----------------------------------------
                                                                  Sep-04             planned mobilization to SE Asia
----------------------------------     -------------------  -------------   -----------------------------------------
F.G. McClintock                               ONGC                Oct-02                                      Oct-04
----------------------------------     -------------------  -------------   -----------------------------------------
C.E. Thornton                                 ONGC                Jun-02                                      Sep-04
----------------------------------     -------------------  -------------   -----------------------------------------
Jupiter                                                           Sep-98                                        idle
----------------------------------     -------------------  -------------   -----------------------------------------



                                           CURRENT           PREVIOUS
                                           CONTRACT          CONTRACT
RIG TYPE/NAME                             DAYRATE(3)        DAYRATE(3)
-------------                          --------------    --------------

Jackups (26)
----------------------------------     --------------    --------------
Interocean III                               $38,000           $39,000
----------------------------------     --------------    --------------
Shelf Explorer                                                 $58,000
----------------------------------     --------------    --------------

----------------------------------     --------------    --------------
Transocean Comet                             $32,000           $27,300
----------------------------------     --------------    --------------
Transocean Mercury                           $33,500           $30,500
----------------------------------     --------------    --------------
Transocean Nordic                            $57,800           $72,100
----------------------------------     --------------    --------------
Trident II                                   $60,000           $34,900
----------------------------------     --------------    --------------
Trident IV                                   $57,500           $59,900
----------------------------------     --------------    --------------
Trident VI                                                     $53,200
----------------------------------     --------------    --------------

----------------------------------     --------------    --------------
Trident VIII                                 $43,000           $37,500
----------------------------------     --------------    --------------
Trident IX                                   $60,000           $56,300
----------------------------------     --------------    --------------
Trident XII                                  $62,250           $57,000
----------------------------------     --------------    --------------
Trident XIV                                  $60,000           $75,000
----------------------------------     --------------    --------------
Trident 15                                   $53,500           $70,000
----------------------------------     --------------    --------------
Trident 16                                   $57,500           $44,000
----------------------------------     --------------    --------------
                                             $60,000           $53,000
----------------------------------     --------------    --------------
                                             $67,700           $60,000
----------------------------------     --------------    --------------
                                             $60,000           $67,700
----------------------------------     --------------    --------------
Trident 17                                   $57,500           $62,000
----------------------------------     --------------    --------------
Trident 20                                                     $90,000
----------------------------------     --------------    --------------
                                             $90,000           $90,000
----------------------------------     --------------    --------------
Ron Tappmeyer                                $62,250           $50,100
----------------------------------     --------------    --------------
Randolph Yost                                $60,750           $64,000
----------------------------------     --------------    --------------
D.R. Stewart                                 $51,000           $35,500
----------------------------------     --------------    --------------
G.H. Galloway                                $51,000           $48,000
----------------------------------     --------------    --------------
Harvey H. Ward                               $46,350           $45,000
----------------------------------     --------------    --------------
Roger W. Mowell                              $45,000           $54,000
----------------------------------     --------------    --------------
                                             $46,350           $45,000
----------------------------------     --------------    --------------
J.T. Angel                                                     $50,000
----------------------------------     --------------    --------------

----------------------------------     --------------    --------------
F.G. McClintock                              $50,000           $55,000
----------------------------------     --------------    --------------
C.E. Thornton                                $45,000           $52,000
----------------------------------     --------------    --------------
Jupiter
----------------------------------     --------------    --------------




                          Transocean Inc. Fleet                          Page 4

                Transocean Inc. (NYSE: RIG) Monthly Fleet Update

[TRANSOCEAN LOGO]
Updated : August 31, 2004
NEW CONTRACTS AND CONTRACT EXTENSIONS NOTED IN BOLD

DYNAMICALLY POSITIONED  *


                                      FLOATER                  YR. ENTERED         WATER         DRILLING
RIG TYPE/NAME                          TYPE                     SERVICE(1)     DEPTH (FT.)        DEPTH         LOCATION
-------------                     ---------------            --------------    -------------   ------------  ----------------

Self-Erecting Tenders (4)
----------------------------------                           --------------    -------------   ------------  ----------------
Searex 9                                                         1981              400           20,000           Congo
----------------------------------                           --------------    -------------   ------------  ----------------
Searex 10                                                      1983/1994           450           21,000          Nigeria
----------------------------------                           --------------    -------------   ------------  ----------------

----------------------------------                           --------------    -------------   ------------  ----------------
                                                                                                                 Angola
----------------------------------                           --------------    -------------   ------------  ----------------
Charley Graves                                                   1975              500           20,000         Malaysia
----------------------------------                           --------------    -------------   ------------  ----------------
                                                                                                                Thailand
----------------------------------                           --------------    -------------   ------------  ----------------

----------------------------------                           --------------    -------------   ------------  ----------------
W.D. Kent                                                        1977              400           20,000         Malaysia
----------------------------------                           --------------    -------------   ------------  ----------------

Non-U.S. Drilling Barges (4)
----------------------------------                           --------------    -------------   ------------  ----------------
Searex 4                                                       1981/1989            21           25,000         Indonesia
----------------------------------                           --------------    -------------   ------------  ----------------
Searex 6                                                       1981/1991            25           25,000         Cameroon
----------------------------------                           --------------    -------------   ------------  ----------------
Searex 12                                                      1982/1992            25           25,000          Nigeria
----------------------------------                           --------------    -------------   ------------  ----------------
Hibiscus                                                       1979/1993            25           16,000         Indonesia
----------------------------------                           --------------    -------------   ------------  ----------------

Platform Rigs (1)
----------------------------------                           --------------    -------------   ------------  ----------------
Cliffs # 1                                                      1988/98                          18,000           China
----------------------------------                           --------------    -------------   ------------  ----------------

Other (2)
----------------------------------                           --------------    -------------   ------------  ----------------
Joides Resolution                      ship             *        1978             27,000         30,000         Worldwide
----------------------------------                           --------------    -------------   ------------  ----------------
Sedco 135D                                                    1966/77/01           600                           Brazil
----------------------------------                           --------------    -------------   ------------  ----------------


                                                               CURRENT
                                                            CONTRACT START                      ESTIMATED
RIG TYPE/NAME                                CLIENT           /IDLE DATE                       EXPIRATION(2)
-------------                          -------------------  --------------  -----------------------------------------

Self-Erecting Tenders (4)
----------------------------------     -------------------  -------------   -----------------------------------------
Searex 9                                                          Apr-04                                        idle
----------------------------------     -------------------  -------------   -----------------------------------------
Searex 10                                     ENI                 Nov-03                                      Oct-04
----------------------------------     -------------------  -------------   -----------------------------------------
                                                                  Sep-04             28-day planned shipyard program
----------------------------------     -------------------  -------------   -----------------------------------------
                                         ChevronTexaco            Dec-04                                      Dec-05
----------------------------------     -------------------  -------------   -----------------------------------------
Charley Graves                              Premier               Aug-04                                      Sep-04
----------------------------------     -------------------  -------------   -----------------------------------------
                                             UNOCAL               OCT-04                                      NOV-06
----------------------------------     -------------------  -------------   -----------------------------------------
                                                                  Mar-05             30-day planned shipyard program
----------------------------------     -------------------  -------------   -----------------------------------------
W.D. Kent                                                         Jan-03                                        idle
----------------------------------     -------------------  -------------   -----------------------------------------

Non-U.S. Drilling Barges (4)
----------------------------------     -------------------  -------------   -----------------------------------------
Searex 4                                     Total                Sep-04                                      Sep-09
----------------------------------     -------------------  -------------   -----------------------------------------
Searex 6                                                          Jul-02                                        idle
----------------------------------     -------------------  -------------   -----------------------------------------
Searex 12                                    SHELL                AUG-04                                      MAY-05
----------------------------------     -------------------  -------------   -----------------------------------------
Hibiscus                                     Total                Jan-04                                      Jan-07
----------------------------------     -------------------  -------------   -----------------------------------------

Platform Rigs (1)
----------------------------------     -------------------  -------------   -----------------------------------------
Cliffs # 1                                                                                                      idle
----------------------------------     -------------------  -------------   -----------------------------------------

Other (2)
----------------------------------     -------------------  -------------   -----------------------------------------
Joides Resolution                             IODP                May-04                                      May-05
----------------------------------     -------------------  -------------   -----------------------------------------
Sedco 135D                                    SLB                 Jun-01                                      Jun-09
----------------------------------     -------------------  -------------   -----------------------------------------



                                            CURRENT            PREVIOUS
                                            CONTRACT           CONTRACT
RIG TYPE/NAME                              DAYRATE(3)        DAYRATE(3)
-------------                           --------------    --------------

Self-Erecting Tenders (4)
----------------------------------      --------------    --------------
Searex 9                                                        $42,000
----------------------------------      --------------    --------------
Searex 10                                     $44,000           $43,000
----------------------------------      --------------    --------------

----------------------------------      --------------    --------------
                                              $41,000           $44,000
----------------------------------      --------------    --------------
Charley Graves                                $40,000           $40,000
----------------------------------      --------------    --------------
                                              $40,500           $40,000
----------------------------------      --------------    --------------

----------------------------------      --------------    --------------
W.D. Kent                                                       $35,000
----------------------------------      --------------    --------------

Non-U.S. Drilling Barges (4)
----------------------------------      --------------    --------------
Searex 4                                      $39,200
----------------------------------      --------------    --------------
Searex 6                                                        $27,500
----------------------------------      --------------    --------------
Searex 12                                     $49,000           $49,000
----------------------------------      --------------    --------------
Hibiscus                                      $47,700           $44,300
----------------------------------      --------------    --------------

Platform Rigs (1)
----------------------------------      --------------    --------------
Cliffs # 1
----------------------------------      --------------    --------------

Other (2)
----------------------------------      --------------    --------------
Joides Resolution                             $66,000           $88,750
----------------------------------      --------------    --------------
Sedco 135D                                    $28,500
----------------------------------      --------------    --------------


Footnotes:

(1) Dates shown are the original service date and the date of the most recent upgrade, if any.

(2) Expiration dates represent the company's current estimate of the earliest date the contract for each rig is likely to expire. Some rigs have two contracts in continuation, so the second line shows the estimated earliest availability. Many contracts permit the client to extend the contract.

(3) Represents the full operating dayrate, although the average dayrate over the term of the contract will be lower and could be substantially lower. Does not reflect incentive programs which are typically based on the rig's operating performance against a performance curve.

(4) The rig is leased from its owner, an unrelated third party, pursuant to a fully defeased lease arrangement.

(5) Although originally constructed in 1982, this unit was substantially upgraded in 1996.

(6) Accounted for as an operating lease as a result of the sale/leaseback transaction in November 1995.

(7)  Owned by a joint venture in which the company has a 75% interest.

(8) Operated under a management contract with the rig's owner. The rig is currently engaged in scientific geological coring activities and is owned by a joint venture in which the company has a 50% interest. Dayrate indicated reflects 100% of contract rate.

(9) Current contract provides for a bonus incentive opportunity not reflected in the stated current contract dayrate.

(10) Dayrate reflects a base level to be paid over the estimated 450-day contract period. The rig will receive a dayrate higher than the stated base level when utilized in a water depth of greater than 2,000 feet.

(11) As previously announced, the rig experienced a well control incident on August 20, 2004. An investigation of the incident has commenced, however the company is unable at this time to estimate the length of rig downtime or costs to repair the rig.


                          Transocean Inc. Fleet                          Page 5